VALIC COMPANY I
Supplement to Prospectus dated October 1, 2009
Small Mid-Growth Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — Evergreen Investment Management Company, LLC,” the disclosure with respect to Kenneth J. Doerr is deleted in its entirety effective immediately. Robert Junkin, CPA, Lori S. Evans, CFA and Julian J. Johnson will continue as the portfolio management team for the Fund.
Date: November 5, 2009

VALIC COMPANY I
Supplement to Statement of Additional Information dated October 1, 2009
In the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46, reference to Kenneth Doerr is deleted entirely.
Date: November 5, 2009